 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 13, 2017

HSN, INC.

(Exact name of registrant as specified in charter)

Delaware	001-34061	26-2590893
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1 HSN Drive, St. Petersburg, Florida 33729		33729
(Address of principal executive offices)		(Zip Code)

(727) 872-1000

(Registrant’s telephone number, including area code)

 N/A

(Former name or former address, if changed since last report)

____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement

On September 13, 2017, the Compensation and Human Resources Committee of the Board of Directors of HSN, Inc. (the “Company”) approved an amendment to the HSN, Inc. Named Executive Officer and Executive Vice President Severance Plan (the “Plan”), as permitted under the terms of the Agreement and Plan of Merger, dated as of July 5, 2017, by and among Liberty Interactive Corporation, Liberty Horizon, Inc. and the Company. This amendment provides for a contingent cutback relating to the “golden parachute” excise tax under Section 4999 of the Internal Revenue Code of 1986, as amended. That is, if the amount of any severance payments that a participant would be entitled to receive under the Plan in connection with a change in control transaction (when added to any other amounts payable to the participant in connection with the transaction) would trigger the excise tax on the participant, then the amount of the severance and other payments will be reduced to the extent necessary to avoid the excise tax, but only if the participant would retain a greater amount of the payments on an after-tax basis than had no reduction been made. Prior to this amendment, the Plan provided for such a reduction regardless of the impact on the participant’s after-tax position. This amendment also sets forth the order in which the reduction would be applied to the payments.

The foregoing description of this amendment to the Plan does not purport to be complete and is qualified in its entirety by reference to the actual amendment to the Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

10.1	Amendment 1 to the HSN, Inc. Named Executive Officer and Executive Vice President Severance Plan

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Amendment 1 to the HSN, Inc. Named Executive Officer and Executive Vice President Severance Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HSN, Inc.

Date: September 15, 2017	By:	/s/ Rod Little
Rod Little
Chief Financial Officer